Deconsolidation (Tables)	6 Months Ended
Jun. 30, 2024
Deconsolidation
Schedule of net assets of the entities disposed and gain on disposal

	RMB	USD
Total current assets	3,583,579	505,962
Total other assets	115,270	16,275
Total assets	3,698,849	522,237
Total liabilities	301,464	42,563
Total net assets	3,397,385	479,674
Total consideration	-	-
Total loss on disposal	17,801,786	2,526,259